EXHIBIT 10.3

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Parker, Poe, Adams & Bernstein, L.L.P.
2500 Charlotte Plaza
Charlotte, NC 28204
Attention: Gates Grainger, Esq.

APN:   123-23-000-001, 123-14-000-002, Ptn. 123-23-000-003 & 123-26-101-001
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                   Space above this line for Recorder's Use



                      DEED OF TRUST, ASSIGNMENT OF RENTS
                              AND FIXTURE FILING

                  [   ] If this box is checked, this document is a
                        CONSTRUCTION TRUST DEED securing a construction loan.

[NOTICE: THE OBLIGATIONS SECURED HEREBY PROVIDE THE PERIODIC
INCREASES AND/OR DECREASES IN THE APPLICABLE INTEREST RATE.

NOTICE: THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT
OBLIGATIONS WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING.]

            This Deed of Trust is made as of January 12, 2000, by LAS VEGAS INDUSTRIAL PARK, LLC, a Nevada limited liability company, as trustor ("Trustor"), to NATIONAL TITLE CO., as trustee ("Trustee"), for the benefit of LAS VEGAS MOTOR SPEEDWAY, LLC, a Nevada limited liability company, as beneficiary ("Beneficiary").

1.  GRANT IN TRUST.
    --------------

            1.1 The Property. For the purpose of securing payment and performance of the Secured Obligations defined in Section 2 below, Trustor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all estate, right, title and interest which Trustor now has or may later acquire in the following property (collectively, the "Property"):

                  (a) The real property located in the County of Clark, State of Nevada, as described in EXHIBIT A hereto;

                  (b) All buildings, structures, improvements, fixtures and appurtenances now or hereafter placed on such real property, and all apparatus and equipment now or hereafter attached in any manner to the real property or any

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      building on the real property, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust;

                  (c) All easements and rights of way appurtenant to such real property; all crops (growing or to be grown on such real property); all standing timber upon such real property; all development rights or credits and air rights; all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant to such real property) and shares of stock pertaining to such water or water rights, ownership of which affect such real property; all minerals, oil, gas, and other hydrocarbon substances and rights thereto in, on, under, or upon such real property;

                  (d) All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions relating to the use and enjoyment of all or any part of such real property, and any and all guaranties and other agreements relating to or made in connection with any of the foregoing;

                  (e) All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the real property, buildings or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any breach of warranty, misrepresentation, damage or injury to, or defect in, the real property, buildings or the other property described above or any part of them; and

                  (f) All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

            1.2 Fixture Filing. This Deed of Trust constitutes a financing statement filed as a fixture filing under NRS 104.9402(6) of the Nevada Uniform Commercial Code covering any Property which now is or later may become a fixture attached to the real property described in Paragraph 1.1(a) or any building located thereon.

2.  THE SECURED OBLIGATIONS.
    -----------------------

            2.1 Purpose of Securing. Trustor makes the grant, conveyance, transfer and assignment set forth in Section 1 for the purpose of securing the following obligations (the "Secured Obligations") in any order of priority that Beneficiary may choose:

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                  (a) Payment of all obligations of Las Vegas Industrial Park,
      LLC ("Obligor") to Beneficiary arising under the instrument(s) or agreement(s) described below (the "Debt Instrument"):

            [X] a promissory note dated of even date, payable by Obligor as maker in the stated principal amount of Thirteen Million Three Hundred Thousand Dollars ($13,300,000.00) to the order of Beneficiary.

            [  ]  a certain _____________________________ Agreement dated as of ______________, 2000, between Obligor and Beneficiary which provides for extensions of credit in a principal amount not exceeding _________________ Dollars ($_________).

            [  ]  a certain ________________________________ Guaranty dated
                  ______________, 2000, in the principal amount of
                  _____________________ Dollars ($__________) given by Obligor to Beneficiary in support of the obligations of __________________ to Beneficiary.

            [   ] Describe ______________________________________________
                  _____________________________________________________.

            This Deed of Trust also secures payment of all obligations of Obligor under the Debt Instrument which arise after the Debt Instrument is extended, renewed, modified or amended pursuant to any written agreement between Obligor and Beneficiary, and all obligations of Obligor under any successor agreement or instrument which restates and supersedes the Debt Instrument in its entirety.

                        (b) Payment and performance of all obligations of Trustor under this Deed of Trust; and

                        (c) Payment and performance of all future advances and
            other obligations that Trustor (or any successor in interest to Trustor) or Obligor (if different from Trustor) may agree to pay and/or perform (whether as principal, surety or guarantor) to or for the benefit of Beneficiary, when a writing signed by Trustor (or any successor in interest to Trustor) evidences said parties' agreement that such advance or obligation be secured by this Deed of Trust.

This Deed of Trust does not secure any obligation which expressly states that it is unsecured, whether contained in the foregoing Debt Instrument or in any other document, agreement or instrument.

                  2.2  Terms of Secured Obligations. All persons who may have or
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acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Debt Instrument described in Paragraph 2.1(a) and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. The Debt Instrument, among other things, provides for the following:

            [ ] a revolving line of credit to Obligor pursuant to which Obligor may borrow, repay extensions of credit, and re-borrow amounts which have been repaid. The unpaid balance of the revolving line of credit may at certain times be zero. A zero balance does not affect Beneficiary's agreement to make further extensions of credit under the Debt Instrument. Beneficiary's interest under this Deed of Trust will remain in full force and effect notwithstanding a zero balance under the revolving line of credit.

            [X] an interest rate which may vary from time to time on one or more of the obligations arising under the Debt Instrument.

3.  ASSIGNMENT OF RENTS.
    -------------------

            3.1 Assignment. Trustor hereby irrevocably, absolutely, presently and unconditionally assigns to Beneficiary all rents, royalties, issues, profits, revenue, income and proceeds of the Property, whether now due, past due or to become due, including all prepaid rents and security deposits (collectively, the "Rents"), and confers upon Beneficiary the right to collect such Rents with or without taking possession of the Property. In the event that anyone establishes and exercises any right to develop, bore for or mine for any water, gas, oil or mineral on or under the surface of the Property, any sums that may become due and payable to Trustor as bonus or royalty payments, and any damages or other compensation payable to Trustor in connection with the exercise of any such rights, shall also be considered Rents assigned under this Paragraph. This is an absolute assignment, not an assignment for security only.

            3.2 Grant of License. Notwithstanding the provisions of Paragraph 3.1, Beneficiary hereby confers upon Trustor a license ("License") to collect and retain the Rents as they become due and payable, so long as no Event of Default, as defined in Paragraph 5.2, shall exist and be continuing. If an Event of Default has occurred and is continuing, Beneficiary shall have the right, which it may choose to exercise in its sole discretion, to terminate this License without notice to or demand upon Trustor, and without regard to the adequacy of the security for the Secured Obligations.

4.  RIGHTS AND DUTIES OF THE PARTIES
    --------------------------------

            4.1 Representations and Warranties. Trustor represents and warrants that Trustor lawfully possesses and holds fee simple title to all of the Property, unless Trustor's present interest in the Property is described in EXHIBIT A as a leasehold interest, in which case Trustor lawfully possesses and holds a leasehold interest in the Property as stated


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in EXHIBIT A.
   ---------

            4.2 Taxes, Assessments, Liens and Encumbrances. Trustor shall pay prior to delinquency all taxes, levies, charges and assessments, including assessments on appurtenant water stock, imposed by any public or quasi-public authority or utility company which are (or if not paid, may become) a lien on all or part of the Property or any interest in it, or which may cause any decrease in the value of the Property or any part of it. Trustor shall immediately discharge any lien on the Property which Beneficiary has not consented to in writing, and shall also pay when due each obligation secured by or reducible to a lien, charge or encumbrance which now or hereafter encumbers or appears to encumber all or part of the Property, whether the lien, charge or encumbrance is or would be senior or subordinate to this Deed of Trust.

            4.3  Damages and Insurance and Condemnation Proceeds.
                 -----------------------------------------------

                  (a) Trustor hereby absolutely and irrevocably assigns to Beneficiary, and authorizes the payor to pay to Beneficiary, the following claims, causes of action, awards, payments and rights to payment (collectively, the "Claims"):

                        (i) all awards of damages and all other compensation
            payable directly or indirectly because of a condemnation, proposed condemnation or taking for public or private use which affects all or part of the Property or any interest in it;

                        (ii) all other awards, claims and causes of action,
            arising out of any breach of warranty or misrepresentation affecting all or any part of the Property, or for damage or injury to, or defect in, or decrease in value of all or part of the Property or any interest in it;

                        (iii) all proceeds of any insurance policies payable because of loss sustained to all or part of the Property; and

                        (iv) all interest which may accrue on any of the foregoing.

                  (b) Trustor shall immediately notify Beneficiary in writing if:

                        (i) any damage occurs or any injury or loss is sustained
            to all or part of the Property, or any action or proceeding relating to any such damage, injury or loss is commenced; or

                        (ii) any offer is made, or any action or proceeding is
            commenced, which relates to any actual or proposed condemnation or taking of all or part of the Property.

      If Beneficiary chooses to do so, it may in its own name appear in or prosecute any


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      action or proceeding to enforce any cause of action based on breach of warranty or misrepresentation, or for damage or injury to, defect in, or decrease in value of all or part of the Property, and it may make any compromise or settlement of the action or proceeding. Beneficiary, if it so chooses, may participate in any action or proceeding relating to condemnation or taking of all or part of the Property, and may join Trustor in adjusting any loss covered by insurance.

                  (c) All proceeds of the Claims assigned to Beneficiary under this Paragraph shall be paid to Beneficiary. In each instance, Beneficiary shall apply those proceeds first toward reimbursement of all of Beneficiary's costs and expenses of recovering the proceeds, including attorneys' fees. Trustor further authorizes Beneficiary, at Beneficiary's option and in Beneficiary's sole discretion, and regardless of whether there is any impairment of the Property, (i) to apply the balance of such proceeds, or any portion of them, to pay or prepay some or all of the Secured Obligations in such order or proportion as Beneficiary may determine, or (ii) to hold the balance of such proceeds, or any portion of them, in a non-interest- bearing account to be used for the cost of reconstruction, repair or alteration of the Property, or (iii) to release the balance of such proceeds, or any portion of them, to Trustor. If any proceeds are released to Trustor, neither Beneficiary nor Trustee shall be obligated to see to, approve or supervise the proper application of such proceeds. If the proceeds are held by Beneficiary to be used to reimburse Trustor for the costs of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition, or such other condition as Beneficiary may approve in writing. Beneficiary may, at Beneficiary's option, condition disbursement of the proceeds on Beneficiary's approval of such plans and specifications prepared by an architect satisfactory to Beneficiary, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage of completion of construction, application of payments, and satisfaction of liens as Beneficiary may reasonably require.

            4.4 Insurance. Trustor shall provide and maintain in force at all times all risk property damage insurance on the Property and such other type of insurance on the Property as may be required by Beneficiary in its reasonable judgment. At Beneficiary's request, Trustor shall provide Beneficiary with a counterpart original of any policy, together with a certificate of insurance setting forth the coverage, the limits of liability, the carrier, the policy number and the expiration date. Each such policy of insurance shall be in an amount, for a term, and in form and content satisfactory to Beneficiary, and shall be written only by companies approved by Beneficiary. In addition, each policy of hazard insurance shall include a Form 438BFU or equivalent loss payable endorsement in favor of Beneficiary.

            4.5  Maintenance and Preservation of Property.
                 ----------------------------------------

                  (a) Trustor shall keep the Property in good condition and repair and shall not commit or allow waste of the Property. Trustor shall not remove or


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      demolish the Property or any part of it, or alter, restore or add to the
      Property, or initiate or allow any change in any zoning or other land use classification which affects the Property or any part of it, except with Beneficiary's express prior written consent in each instance.

                  (b) If all or part of the Property becomes damaged or destroyed, Trustor shall promptly and completely repair and/or restore the Property in a good and workmanlike manner in accordance with sound building practices, regardless of whether or not Beneficiary agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction under Paragraph 4.3.

                  (c) Trustor shall not commit or allow any act upon or use of the Property which would violate any applicable law or order of any governmental authority, whether now existing or later to be enacted and whether foreseen or unforeseen, or any public or private covenant, condition, restriction or equitable servitude affecting the Property. Trustor shall not bring or keep any article on the Property or cause or allow any condition to exist on it, if that could invalidate or would be prohibited by any insurance coverage required to be maintained by Trustor on the Property or any part of it under this Deed of Trust.

                  (d) If Trustor's interest in the Property is a leasehold interest, Trustor shall observe and perform all obligations of Trustor under any lease or leases and shall refrain from taking any actions prohibited by any lease or leases. Trustor shall preserve and protect the leasehold estate and its value.

                  (e) If the Property is agricultural, Trustor shall farm the Property in a good and husbandlike manner. Trustor shall keep all trees, vines and crops on the Property properly cultivated, irrigated, fertilized, sprayed and fumigated, and shall replace all dead or unproductive trees or vines with new ones. Trustor shall prepare for harvest, harvest, remove and sell any crops growing on the Property. Trustor shall keep all buildings, fences, ditches, canals, wells and other farming improvements on the Property in first class condition, order and repair.

                  (f) Trustor shall perform all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value.

            4.6 Releases, Extensions, Modifications and Additional Security. Without affecting the personal liability of any person, including Trustor (or Obligor, if different from Trustor), for the payment of the Secured Obligations or the lien of this Deed of Trust on the remainder of the Property for the unpaid amount of the Secured Obligations, Beneficiary and Trustee are respectively empowered as follows:

                  (a)  Beneficiary may from time to time and without notice:

                        (i) release any person liable for payment of any Secured


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            Obligation;

                        (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;

                        (iii) accept additional real or personal property of any
            kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or

                        (iv) alter, substitute or release any property securing the Secured Obligations.

                  (b) Trustee may perform any of the following acts when requested to do so by Beneficiary in writing:

                        (i) consent to the making of any plat or map of the
            Property or any part of it;

                        (ii) join in granting any easement or creating any
            restriction affecting the Property;

                        (iii) join in any subordination or other agreement
            affecting this Deed of Trust or the lien of it; or

                        (iv) reconvey the Property or any part of it without any
            warranty.

            4.7 Reconveyance. When all of the Secured Obligations have been paid in full and no further commitment to extend credit continues, Trustee shall reconvey the Property, or so much of it as is then held under this Deed of Trust, without warranty to the person or persons legally entitled to it. In the reconveyance, the grantee may be described as "the person or persons legally entitled thereto," and the recitals of any matters or facts shall be conclusive proof of their truthfulness. Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

            4.8  Compensation and Reimbursement of Costs and Expenses.
                 ----------------------------------------------------

                  (a) Trustor agrees to pay fees in the maximum amounts legally permitted, or reasonable fees as may be charged by Beneficiary and Trustee when the law provides no maximum limit, for any services that Beneficiary or Trustee may render in connection with this Deed of Trust, including Beneficiary's providing a statement of the Secured Obligations or Trustee's rendering of services in connection with a reconveyance. Trustor shall also pay or reimburse all of Beneficiary's and Trustee's costs and expenses which may be incurred in rendering


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      any such services.

                  (b) Trustor further agrees to pay or reimburse Beneficiary for all costs, expenses and other advances which may be incurred or made by Beneficiary or Trustee to protect or preserve the Property or to enforce any terms of this Deed of Trust, including the exercise of any rights or remedies afforded to Beneficiary or Trustee or both of them under Paragraph 5.3, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including attorneys' fees and other legal costs, costs of any sale of the Property and any cost of evidence of title.

                  (c) Trustor shall pay all obligations arising under this Paragraph immediately upon demand by Trustee or Beneficiary. Each such obligation shall be added to, and considered to be part of, the principal of the Secured Obligations, and shall bear interest from the date the obligation arises at the rate provided in any instrument or agreement evidencing the Secured Obligations. If more than one rate of interest is applicable to the Secured Obligations, the highest rate shall be used for purposes hereof. If the instrument or agreement evidencing the Secured Obligations does not state a rate of interest, interest shall accrue at the rate of ten percent (10%) per annum.

            4.9  Exculpation and Indemnification.
                 -------------------------------

                  (a) Beneficiary shall not be directly or indirectly liable to Trustor or any other person as a consequence of any of the following:

                        (i) Beneficiary's exercise of or failure to exercise any
            rights, remedies or powers granted to it in this Deed of Trust;

                        (ii) Beneficiary's failure or refusal to perform or
            discharge any obligation or liability of Trustor under any agreement related to the Property or under this Deed of Trust;

                        (iii) Beneficiary's failure to produce Rents from the
            Property or to perform any of the obligations of the lessor under any lease covering the Property;

                        (iv) any waste committed by lessees of the Property or
            any other parties, or any dangerous or defective condition of the Property; or

                        (v) any loss sustained by Trustor or any third party
            resulting from any act or omission of Beneficiary in operating or managing the Property upon exercise of the rights or remedies afforded Beneficiary under Paragraph 5.3, unless the loss is caused by the wilful misconduct and bad faith of Beneficiary.


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      Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary.

                  (b) Trustor agrees to indemnify Trustee and Beneficiary against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which either may suffer or incur in performing any act required or permitted by this Deed of Trust or by law or because of any failure of Trustor to perform any of its obligations. This agreement by Trustor to indemnify Trustee and Beneficiary shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release and/or reconveyance of this Deed of Trust.

            4.10 Defense and Notice of Claims and Actions. At Trustor's sole expense, Trustor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this Deed of Trust and the rights and powers of Beneficiary and Trustee created under it, against all adverse claims. Trustor shall give Beneficiary and Trustee prompt notice in writing if any claim is asserted which does or could affect any of these matters, or if any action or proceeding is commenced which alleges or relates to any such claim.

            4.11 Substitution of Trustee. From time to time, Beneficiary may substitute a successor to any Trustee named in or acting under this Deed of Trust in any manner now or later to be provided at law, or by a written instrument executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county where the Property is situated. Any such instrument shall be conclusive proof of the proper substitution of the successor Trustee, who shall automatically upon recordation of the instrument succeed to all estate, title, rights, powers and duties of the predecessor Trustee, without conveyance from it.

            4.12 Site Visits, Observation and Testing. Beneficiary shall have the right at any reasonable time to enter and visit the Property for the purposes of performing appraisals, observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property. Beneficiary shall have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by Beneficiary shall impose any liability on Beneficiary. In no event shall any site visit, observation or testing by Beneficiary be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Trustor nor any other party is entitled to rely on any site visit, observation or testing by Beneficiary. Beneficiary owes no duty of care to protect Trustor or any other party against, or to inform Trustor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property.


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Beneficiary shall give Trustor reasonable notice before entering the Property.
Beneficiary shall make reasonable efforts to avoid interfering with Trustor's use of the Property in exercising any rights provided in this Paragraph. For purposes of this Paragraph, "Hazardous Substance" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or which is or become similarly designated, classified or regulated under any federal, state or local law, regulation or ordinance.

            4.13 Impound Account. At the request of Beneficiary, Trustor will monthly pay to Beneficiary an amount equal to one-twelfth (1/12th) of the annual costs of taxes and assessments on the Property plus the estimated next insurance premiums on policies of insurance required under Paragraph 4.4 of this Deed of Trust divided by the number of months between the date of computation and the date the insurance premiums are due. Beneficiary may release the amounts paid under this Paragraph to Trustor for payment by Trustor of such taxes, assessments and insurance premiums, or Beneficiary may use such amounts to itself pay such taxes, assessments and insurance premiums, at Beneficiary's option.

5.  ACCELERATING TRANSFERS, DEFAULT AND REMEDIES.
    --------------------------------------------

            5.1  Accelerating Transfers
                 ----------------------

                  (a) "Accelerating Transfer" means any sale, contract to sell, conveyance, encumbrance, lease, or other transfer, whether voluntary, involuntary, by operation of law or otherwise, of all or any material part of the Property or any interest in it, including any transfer or exercise of any right to drill for or to extract any water (other than for Trustor's own use), oil, gas or other hydrocarbon substances or any mineral of any kind on or under the surface of the Property. If Trustor is a corporation, "Accelerating Transfer" also means any transfer or transfers of shares possessing, in the aggregate, more than fifty percent (50%) of the voting power. If Trustor is a partnership, "Accelerating Transfer" also means withdrawal or removal of any general partner, dissolution of the partnership under Nevada law, or any transfer or transfers of, in the aggregate, more than fifty percent (50%) of the partnership interests. If Trustor is a limited liability company, "Accelerating Transfer" also means withdrawal or removal of any manager, dissolution of the limited liability company under Nevada law, or any transfer or transfers of, in the aggregate, more than fifty percent (50%) of the membership interests.

                  (b) Trustor agrees that Trustor shall not make any Accelerating Transfer, unless the transfer is preceded by Beneficiary's express written consent to the particular transaction and transferee. Beneficiary may withhold such consent in its sole discretion. If any Accelerating Transfer occurs, Beneficiary in its sole discretion may declare all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies provided


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      by Paragraph 5.3 of this Deed of Trust.

            5.2 Events of Default. The occurrence of any one or more of the following events, at the option of Beneficiary, shall constitute an event of default ("Event of Default") under this Deed of Trust:

                  (a) Obligor fails to make any payment, when due, under the Debt Instrument (after giving effect to any applicable grace period), or any other default occurs under and as defined in the Debt Instrument or in any other instrument or agreement evidencing any of the Secured Obligations and such default continues beyond any applicable cure period;

                  (b) Trustor fails to make any payment or perform any obligation which arises under this Deed of Trust;

                  (c) Any representation or warranty made in connection with this Deed of Trust or the Secured Obligations proves to have been false or misleading in any material respect when made; or

                  (d) Any default occurs under any other deed of trust on all or any part of the Property, or under any obligation secured by such deed of trust, whether such deed of trust is prior to or subordinate to this Deed of Trust.

            5.3 Remedies. At any time after the occurrence of an Event of Default, Beneficiary and Trustee shall be entitled to invoke any and all of the rights and remedies described below, as well as any other rights and remedies authorized by law. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

                  (a) Beneficiary may declare any or all of the Secured Obligations to be due and payable immediately.

                  (b) Beneficiary may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

                  (c) Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and in its own name or in the name of Trustor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: entering into, enforcing, modifying, or canceling leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; completing any unfinished construction; contracting for and making repairs and alterations; performing such


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
      acts of cultivation or irrigation as necessary to conserve the value of the Property; and preparing for harvest, harvesting and selling any crops that may be growing on the property. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor's name on any instruments. Trustor agrees to deliver to Beneficiary all books and records pertaining to the Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Beneficiary in order to enable Beneficiary to exercise its rights under this Paragraph.

                  (d) Either Beneficiary or Trustee may cure any breach or default of Trustor, and if it chooses to do so in connection with any such cure, Beneficiary or Trustee may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary or Trustee under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Beneficiary's or Trustee's sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary or Trustee to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Deed of Trust; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary or Trustee. Beneficiary and Trustee may take any of the actions permitted hereunder either with or without giving notice to any person.

                  (e) Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument or to obtain specific enforcement of any of the covenants or agreements of this Deed of Trust.

                  (f) Beneficiary may cause the Property to be sold by Trustee as permitted by applicable law. Before any such trustee's sale, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Trustee shall sell the Property, either as a whole or in separate parcels, and in such order as Trustee may determine, at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any trustee's sale. From time to time in accordance with then applicable law, Trustee may, and in any event at Beneficiary's request shall, postpone any trustee's sale by public announcement at the time and place noticed for that sale. At any trustee's sale, Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States. Any person, including

      Trustor, Trustee or Beneficiary, may purchase at the trustee's sale. Trustee shall execute and deliver to the purchaser(s) a deed or deeds conveying the property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any trustee's sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all persons as to the facts recited in it.

            5.4  Application of Sale Proceeds and Rents.
                 --------------------------------------

                  (a) Beneficiary and Trustee shall apply the proceeds of any sale of the Property in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs, fees and expenses of the sale, including costs of evidence of title in connection with the sale; and, second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose. The remainder, if any, shall be remitted to the person or persons entitled thereto.

                  (b) Beneficiary shall apply any and all Rents collected by it, and any and all sums other than proceeds of any sale of the Property which Beneficiary may receive or collect under Paragraph 5.3, in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Trustee, Beneficiary or any receiver; and, second, to pay all other Secured Obligations in any order and proportions as Beneficiary in its sole discretion may choose. The remainder, if any, shall be remitted to the person or persons entitled thereto. Beneficiary shall have no liability for any funds which it does not actually receive.

6.  MISCELLANEOUS PROVISIONS
    ------------------------

            6.1  No Waiver or Cure.
                 -----------------

                  (a) Each waiver by Beneficiary or Trustee must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Beneficiary or Trustee to take action on account of any default of Trustor. Consent by Beneficiary or Trustee to any act or omission by Trustor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Beneficiary's or Trustee's consent to be obtained in any future or other instance.

                  (b) If any of the events described below occurs, that event alone shall not cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed); or impair the security of this Deed of Trust; or prejudice Beneficiary, Trustee or any receiver in the exercise of any right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Beneficiary of any tenancy, lease or option, or a subordination of the lien of this Deed of Trust:

                        (i) Beneficiary, its agent or a receiver takes
            possession of all or any part of the Property;

                        (ii) Beneficiary collects and applies Rents, either with
            or without taking possession of all or any part of the Property;

                        (iii) Beneficiary receives and applies to any Secured
            Obligation proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Beneficiary under this Deed of Trust;

                        (iv) Beneficiary makes a site visit, observes the
            Property and/or conducts tests thereon;

                        (v) Beneficiary receives any sums under this Deed of
            Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations;

                        (vi) Beneficiary, Trustee or any receiver performs any
            act which it is empowered or authorized to perform under this Deed of Trust or invokes any right or remedy provided under this Deed of Trust.

            6.2  Powers of Beneficiary and Trustee.
                 ---------------------------------

                  (a) Trustee shall have no obligation to perform any act which it is empowered to perform under this Deed of Trust unless it is requested to do so in writing and is reasonably indemnified against loss, cost, liability and expense.

                  (b) Beneficiary may take any of the actions permitted under Paragraphs 5.3(b) and/or 5.3(c) regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

                  (c) From time to time, Beneficiary or Trustee may apply to any court of competent jurisdiction for aid and direction in executing the trust and enforcing the rights and remedies created under this Deed of Trust. Beneficiary or Trustee may from time to time obtain orders or decrees directing, confirming or approving acts in executing this trust and enforcing these rights and remedies.

            6.3  Nonborrower Trustor.
                 -------------------

                  (a) If any Trustor ("Nonborrower Trustor") is not the Obligor under the Debt Instrument described in Paragraph 2.1(a), such Nonborrower Trustor authorizes Beneficiary to perform any of the following acts at any time, all without notice to Nonborrower Trustor and without affecting Beneficiary's rights or Nonborrower Trustor's obligations under this Deed of Trust:

                        (i) Beneficiary may alter any terms of the Debt
            Instrument or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Debt Instrument or any part of it;

                        (ii) Beneficiary may take and hold security for the Debt
            Instrument, accept additional or substituted security for the Debt Instrument, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect, sell or otherwise dispose of any such security;

                        (iii) Beneficiary may apply any security now or later
            held for the Debt Instrument in any order that Beneficiary in its sole discretion may choose, and may direct the order and manner of any sale of all or any part of it and bid at any such sale;

                        (iv) Beneficiary may release Obligor of its liability
            for the Debt Instrument or any part of it; and

                        (v) Beneficiary may substitute, add or release any one
            or more guarantors or endorsers of the Debt Instrument.

                  (b)  Nonborrower Trustor waives:

                        (i) Any right it may have to require Beneficiary to
            proceed against Obligor, proceed against or exhaust any security held from Obligor, or pursue any other remedy in Beneficiary's power to pursue;

                        (ii) Any defense based on any legal disability of
            Obligor, any discharge or limitation of the liability of Obligor to Beneficiary, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding, or from any other cause, or any claim that Nonborrower Trustor's obligations exceed or are more burdensome than those of Obligor;

                        (iii) All presentments, demands for performance, notices
            of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Deed of Trust and of the existence, creation, or incurring of new or additional indebtedness of Obligor, and demands and notices of every kind;

                        (iv) Any defense based on or arising out of any defense
            that Obligor may have to the payment or performance of the Debt Instrument or any part of it; and

                        (v) All rights of subrogation, reimbursement,
            indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, all rights to enforce any remedy that the Beneficiary may have against Obligor, and all rights to participate in any security now or later to be held by Beneficiary for the Debt Instrument.

                  (c) Nonborrower Trustor assumes full responsibility for keeping informed of Obligor's financial condition and business operations and all other circumstances affecting Obligor's ability to pay and perform its obligations to Beneficiary, and agrees that Beneficiary shall have no duty to disclose to Nonborrower Trustor any information which Beneficiary may receive about Obligor's financial condition, business operations, or any other circumstances bearing on its ability to perform.

                  (d) For purposes of this Paragraph 6.3, all references to the Debt Instrument shall also include any instrument or agreement executed by Obligor subsequent to the date of this Deed of Trust which is secured by this Deed of Trust in accordance with the provisions of Paragraph 2.1(c).

            6.4 Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in or any other lien on the Property unless Beneficiary consents to a merger in writing.

            6.5 Joint and Several Liability. If Trustor consists of more than one person, each shall be jointly and severally liable for the faithful performance of all of Trustor's obligations under this Deed of Trust.

            6.6 Applicable Law. This Deed of Trust shall be governed by Nevada law.

            6.7 Successors in Interest. The terms, covenants and conditions of this Deed of Trust shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. However, this Paragraph does not waive the provisions of Paragraph 5.1.

            6.8 Interpretation. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." The word "obligations" is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. It further includes all principal, interest, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Deed of Trust. The Exhibits to this Deed of Trust are hereby incorporated in this Deed of Trust. "NRS" means Nevada Revised Statutes, and references to particular sections of NRS includes any amendment or recodification of such section.

            6.9 In-House Counsel Fees. Whenever Trustor is obligated to pay or reimburse Beneficiary or Trustee for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

            6.10 Waiver of Marshaling. Trustor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to direct the order in which any of the Property will be sold in the event of any sale under this Deed of Trust, including any rights provided by NRS 100.040 and
100.050. Each successor and assign of Trustor, including any holder of a lien subordinate to this Deed of Trust, by acceptance of its interest or lien agrees that it shall be bound by the above waiver, as if it had given the waiver itself.

            6.11 Severability. If any provision of this Deed of Trust should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and in no way affect the validity of this Deed of Trust except that if such provision relates to the payment of any monetary sum, then Beneficiary may, at its option, declare all Secured Obligations immediately due and payable.

            6.12 Notices. Trustor hereby requests that a copy of notice of default and notice of sale be mailed to it at the address set forth below. That address is also the mailing address of Trustor as debtor under the Nevada Uniform Commercial Code. Beneficiary's address given below is the address for Beneficiary as secured party under the Nevada Uniform Commercial Code.

           6.13 Incorporation of Certain Nevada Covenants. The following covenants, Nos. 1, 2 (an amount equal to the full replacement value), 3, 4 (the default rate provided for in the Debt Instrument), 6, 7 (a reasonable), 8 and 9 of NRS 107.030, are hereby adopted and made a part of this Deed of Trust, provided, that with respect to covenant Nos. 1, 2, 3, and 4 in the event of any conflict between such covenants and the Debt Instrument or the other provisions of this Deed of Trust, the Debt Instrument or such other provisions shall prevail. Upon any Event of Default by Trustor hereunder, Beneficiary may (a) declare all sums secured immediately due and payable without demand or notice and/or (b) have a receiver appointed as a matter of right without regard to the sufficiency of the Property or any other security or guaranty and without any showing as required by NRS 107.100. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or afforded by law or equity and may be exercised concurrently, independently or successively. A sale of Property conducted pursuant to Covenants Nos. 6, 7 and 8 of NRS 107.030 may be conducted either as to the whole of the Property or in separate parcels and in such order as Beneficiary or Trustee may determine.


[     ] If this box is checked, ________________________________________________
      signs as Trustor solely for the purpose of subjecting any potential community property interest in the Property to this Deed of Trust.


Addresses for Notices:         LAS VEGAS INDUSTRIAL PARK, LLC, a Nevada
                            limited liability company
P.O. Box 18747
Charlotte, NC 28218            By:    /s/ William R. Brooks
                                     ----------------------
                               Name: William R. Brooks
                                     ----------------------
                               Title:    Manager
                                     ----------------------

STATE OF     NC
           ------

COUNTY OF   Union
           -------

      This instrument was acknowledged before me on Jan. 12, 2000 by William R. Brooks as Manager of LAS VEGAS INDUSTRIAL PARK, LLC, a Nevada limited liability company.

                                    s/ Donna Bowen
                                    ------------------------------------
                                    Notary Public
                                    My commission expires:   8-12-03
                                                          --------------

                                    [NOTARY SEAL]





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